OPPENHEIMER GLOBAL ALLOCATION FUND

Supplement dated October 11, 2010 to the

Statement of Additional Information dated August 16, 2010

This supplement amends the Statement of Additional Information of Oppenheimer Global Allocation Fund (the “Fund”), dated August 16, 2010.

1. The first two paragraphs in the section titled “Portfolio Managers,” beginning on page 51, are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund is managed by Arthur Steinmetz, George Evans and Krishna Memani (“Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

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Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Steinmetz, Evans and Memani also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of September 30, 2010. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Arthur P. Steinmetz	5	$25,377	2	$11	0	$0
George Evans[3]	4	$7,202	1	$43	0	$0
Krishna Memani[3]	21	$22,608	0	$0	0	$0

1. In millions.
2. Does not include personal account of portfolio managers and their families, which are subject to the Code of Ethics.
3. Became a portfolio manager of the Fund October 6, 2010.

2. The section titled “Ownership of Fund Shares,” on page 52, is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of October 6, 2010, none of the Portfolio Managers beneficially owned shares of the Fund.

October 11, 2010

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